                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22

    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VIG
------------------------------------------------------------------------
Six-month total return based on market price(1)               -3.55%
------------------------------------------------------------------------
Six-month total return based on NAV(2)                         1.23%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)      7.62%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         11.91%
------------------------------------------------------------------------
Net asset value                                                $9.19
------------------------------------------------------------------------
Closing common stock price                                   $8.1875
------------------------------------------------------------------------
Six-month high common stock price (11/02/99)                  $9.000
------------------------------------------------------------------------
Six-month low common stock price (12/16/99)                   $7.750
------------------------------------------------------------------------
Preferred share rate(5)                                        4.15%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  52.8%
- AA/Aa..............   7.5%
- A/A................   5.7%
- BBB/Baa............  23.8%
- BB/Ba..............   2.2%
- Non-Rated..........   8.0%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  46.6%
- AA/Aa..............  12.2%
- A/A................  11.2%
- BBB/Baa............  19.9%
- BB/Ba..............   1.4%
- Non-Rated..........   8.7%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.052
12/99                                                                            0.052
1/00                                                                             0.052
2/00                                                                             0.052
3/00                                                                             0.052
4/00                                                                             0.052

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Single-Family Housing                                                      15.50                              17.40
Health Care                                                                12.80                              13.50
Industrial Revenue                                                         12.20                              12.50
Airport                                                                     9.60                              10.60
Public Education                                                            9.00                               8.60

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1990 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/90                                                                      10.7400                            11.7500
                                                                          10.9300                            11.5000
                                                                          10.7600                            10.7500
12/90                                                                     11.0200                            11.2500
                                                                          11.0800                            11.8750
                                                                          11.2300                            11.6250
                                                                          11.5400                            12.0000
12/91                                                                     11.6100                            12.2500
                                                                          11.4500                            12.5000
                                                                          11.4600                            12.5000
                                                                          11.4700                            13.0000
12/92                                                                     11.4300                            12.3750
                                                                          11.7600                            13.3750
                                                                          11.9000                            13.3750
                                                                          12.1600                            14.0000
12/93                                                                     12.2000                            12.7500
                                                                          10.9500                            11.6250
                                                                          10.8100                            12.3750
                                                                          10.7500                            12.0000
12/94                                                                     10.3300                            10.5000
                                                                          10.9500                            11.2500
                                                                          10.7000                            10.5000
                                                                          10.7100                            10.7500
12/95                                                                     11.0600                            10.5000
                                                                          10.5200                            11.0000
                                                                          10.3400                            10.8750
                                                                          10.4100                            10.8750
12/96                                                                     10.4800                            10.6250
                                                                          10.2800                            10.3750
                                                                          10.4800                            10.5625
                                                                          10.6500                            10.9375
12/97                                                                     10.6700                            10.8750
                                                                          10.6500                            10.5625
                                                                          10.6500                            10.8750
                                                                          10.7600                            11.2500
12/98                                                                     10.5600                            11.0625
                                                                          10.4400                            11.0000
                                                                           9.9800                            10.3750
                                                                           9.6300                             9.0625
                                                                           9.2300                             8.1250
                                                                           9.3400                             8.1250
4/00                                                                       9.1900                             8.8175

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DAVID
C. JOHNSON, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1989 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   The Trust is one of our more
seasoned closed-end funds, having been established in 1989. Because of the market conditions at the time of its inception, it held a significant percentage of higher-yielding, longer-maturity bonds. This created a situation in which a number of these securities, now 10 or more years into their life cycle, would likely be called because the issuer could issue new bonds at much lower rates.

    Because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high. While the Trust still may lose some yield due to higher-yielding securities being called out of the portfolio, we have actively managed the portfolio in an attempt to decrease the impact of expected calls in 2000.

    We've seen an only slight decline in portfolio income in recent months. To help preserve the Trust's earning power, we added more longer-term securities with stronger call protection to the portfolio. We also maintained a somewhat aggressive stance--compared to our other closed-end funds--with regard to lower-rated and nonrated securities, such as those rated BBB or BB or not rated but considered by our bond analysts to have credit quality equivalent to these ratings. As of April 30, 2000, more than 30 percent of the portfolio was invested in securities rated BBB or BB or in nonrated securities (23.8 percent in BBB, 2.2 percent in BB, and 8.0 percent in nonrated).

    Other strategies included purchasing deeply discounted bonds, some of which had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates subsequently went up, these bonds began selling at a steep discount, with some priced as low as 80 cents on the dollar. Buying these deeply discounted bonds enabled us to purchase more par value per dollar invested.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including single-family housing, health-care, and industrial revenue bonds, each of which represented more than 12 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as maintaining adequate call protection and diversification for the portfolio. The portfolio is well diversified, with no sector representing more than 15.5 percent of long-term investments and no single security representing more than 2 percent of the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned -3.55 percent based on market price. This reflects a decrease in market price from $8.8125 per share on October 31, 1999, to $8.1875 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    In November 1999, the Trust's dividend was reduced to $0.052 per share, down from $0.054 per share. The Trust continues to provide an attractive level of income, however, as its monthly tax-exempt dividend translates to a distribution rate of 7.62 percent based on the Trust's closing common stock price on April 30, 2000.

    Also, because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 11.91 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  102.4%
          ALABAMA  4.4%
$1,140    Alabama Wtr Pollutn Ctrl Auth Ser B (AMBAC
          Insd) (b)...................................  4.750%   08/15/18   $   977,824
 1,500    Birmingham, AL Arpt Auth Rev Rfdg (AMBAC
          Insd).......................................  5.375    07/01/20     1,378,695
   800    Mobile, AL Indl Dev Brd Pollutn Ctl Rev Intl
          Paper Co Proj Rfdg..........................  4.750    04/01/10       713,840
                                                                            -----------
                                                                              3,070,359
                                                                            -----------
          ALASKA  2.9%
 2,250    Valdez, AK Marine Term Rev BP Pipeline Inc
          Proj Ser B Rfdg.............................  5.500    10/01/28     2,045,070
                                                                            -----------

          ARIZONA  3.0%
 2,675    Maricopa Cnty, AZ Uni Sch Dist No 69
          Paradise Vly (FSA Insd).....................  4.000    07/01/16     2,110,522
                                                                            -----------

          ARKANSAS  1.6%
 1,000    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser A
          (c).........................................  9.750    07/01/12       859,400
   919    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser B
          (c) (e).....................................  9.750    07/01/12       229,678
                                                                            -----------
                                                                              1,089,078
                                                                            -----------
          CALIFORNIA  9.4%
 4,490    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd).............................   *       09/01/17     1,672,884
   650    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Sr Lien Ser A....................   *       01/01/28       124,728
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg........................   *       01/15/26     2,059,800
   225    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Prerefunded @
          01/01/10) (d)............................... 0/7.15    01/01/13       192,717
   500    Fresno, CA Uni Sch Dist Ser A Rfdg (MBIA
          Insd).......................................  6.100    08/01/12       546,020

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$3,705    San Joaquin Hills, CA Tran Corridor Agy Toll
          Rd Cap Apprec Rev Ser A Rfdg (MBIA Insd)....   *       01/15/27   $   745,113
 1,500    San Joaquin Hills, CA Tran Corridor Agy Toll
          Rd Cap Apprec Rev Ser A Rfdg (MBIA Insd)....   *       01/15/28       283,320
 1,000    San Marcos, CA Pub Facs Auth Rev Rfdg.......  5.800%   09/01/27       875,020
                                                                            -----------
                                                                              6,499,602
                                                                            -----------
          COLORADO  8.1%
 2,560    Denver, CO City & Cnty Arpt Rev (b).........  8.500    11/15/23     2,652,313
   145    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/03       172,983
   160    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/04       198,731
   180    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/05       231,923
   205    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/06       272,984
   235    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/07       322,352
   265    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/08       373,343
   300    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/09       432,942
   340    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/10       501,072
   220    Jefferson Cnty, CO Residential Mtg Rev...... 11.500    09/01/11       331,320
   100    Jefferson Cnty, CO Residential Mtg Rev......  9.000    09/01/12       131,740
                                                                            -----------
                                                                              5,621,703
                                                                            -----------
          FLORIDA  3.5%
   560    Hillsborough Cnty, FL Indl Dev Hlth Facs
          Proj Uni Cmnty Hosp Ser A...................  5.500    08/15/14       492,543
   340    Lee Cnty, FL Indl Dev Auth Hlthcare Facs
          Rev.........................................  5.750    11/15/13       300,621
   500    Lee Cnty, FL Indl Dev Auth Hlthcare Facs
          Rev.........................................  5.750    11/15/14       437,885
   325    Lee Cnty, FL Indl Dev Auth Hlthcare Facs
          Rev.........................................  5.750    11/15/15       280,998
 2,300    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (c) (e)......................... 10.000    12/15/11       920,000
                                                                            -----------
                                                                              2,432,047
                                                                            -----------
          GEORGIA  1.2%
 1,000    Private Colleges & Univs Auth GA Rev Mercer
          Univ Proj Ser A Rfdg........................  5.250    10/01/25       859,260
                                                                            -----------

          ILLINOIS  20.1%
 1,000    Alton, IL Hlth Fac Rev & Impt Christian Hlth
          Ser C Rfdg (Prerefunded @ 02/15/01) (FGIC
          Insd) (b)...................................  7.200    02/15/21     1,041,290
 2,655    Aurora, IL Single Family Mtg Rev Cap Apprec
          (AMBAC Insd)................................   *       12/01/22       453,952
   350    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg...................................  7.000    01/01/06       358,169

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  250    Chicago, IL Brd of Ed Chicago Sch Reform
          (AMBAC Insd)................................  5.750%   12/01/27   $   241,803
 7,500    Chicago, IL Brd of Ed Chicago Sch Reform Ser
          A (FGIC Insd)...............................   *       12/01/28     1,280,475
 2,475    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B (b)..................  8.950    05/01/18     2,578,331
   825    Chicago, IL Single Family Mtg (GNMA
          Collateralized) (b).........................  7.625    09/01/27       900,710
   510    Cook Cnty, IL Sch Dist No 107 La Grange
          (b).........................................  7.150    12/01/08       571,975
   575    Cook Cnty, IL Sch Dist No 107 La Grange.....  7.200    12/01/09       651,837
   625    Cook Cnty, IL Sch Dist No 107 La Grange.....  7.000    12/01/10       702,137
   500    Hodgkins, IL Tax Increment Ser A Rfdg.......  7.625    12/01/13       525,520
   805    Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D.......................................  9.500    11/15/15       843,672
   745    Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00)..............  9.500    11/15/15       779,613
   500    Illinois Hlth Fac Auth Rev Lutheran Social
          Svcs Proj Ser A (Prerefunded @ 08/01/00)
          (LOC: Bank of Japan)........................  7.650    08/01/20       513,975
 1,910    Illinois Hsg Dev Auth Residential Mtg Rev
          Ser B.......................................  7.250    08/01/17     1,952,860
   250    Lake Cnty, IL Cmnty Unit....................  7.600    02/01/14       300,310
   180    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (e)..............................  8.375    10/15/16        80,185
    70    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (e)..............................  8.375    10/15/16        31,377
    28    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C..................................  7.250    10/15/09        26,923
   121    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C..................................  7.250    10/15/24       113,357
    28    Robbins, IL Res Recovery Rev Restructuring
          Proj. Ser D.................................   *       10/15/09        13,242
                                                                            -----------
                                                                             13,961,713
                                                                            -----------
          KENTUCKY  1.8%
 1,500    Louisville & Jefferson Cnty, KY Metro Swr
          Dist Swr & Drainage Sys Rev (FGIC Insd).....  4.750    05/15/28     1,234,905
                                                                            -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          MASSACHUSETTS  2.8%
$  360    Massachusetts St Hlth & Edl Fac Auth Rev
          Cent New England Hlth Sys Ser A.............  6.125%   08/01/13   $   321,872
   395    Massachusetts St Hsg Fin Agy Multi-Family
          Residential Dev Ser A (FNMA
          Collateralized).............................  8.150    02/01/29       404,192
 1,220    Massachusetts St Port Auth Rev Ser B (FSA
          Insd).......................................  5.500    07/01/15     1,192,306
                                                                            -----------
                                                                              1,918,370
                                                                            -----------
          MICHIGAN  1.2%
   780    Michigan St Hosp Fin Auth Rev Battle Creek
          Hosp Ser H (Prerefunded @ 11/15/00).........  9.500    11/15/15       815,100
                                                                            -----------

          MONTANA  4.4%
 2,900    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr
          & Lt Ser B Rfdg (AMBAC Insd)................  7.250    08/01/21     3,024,671
                                                                            -----------

          NEVADA  6.7%
 1,500    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd)...........................  6.700    06/01/22     1,558,590
 3,015    Nevada Hsg Div Amt Single-Family Mtg Mezz
          Ser D2 (a)..................................  6.300    04/01/21     3,070,536
                                                                            -----------
                                                                              4,629,126
                                                                            -----------
          NEW HAMPSHIRE  4.4%
 2,500    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Hosp Catholic Med Cent Rfdg.................  8.250    07/01/13     2,551,025
   500    New Hampshire St Indl Dev Auth Rev Pollutn
          Ctl Pub Svcs Co of NH Proj Ser C............  7.650    05/01/21       512,630
                                                                            -----------
                                                                              3,063,655
                                                                            -----------
          NEW JERSEY  0.8%
   225    New Jersey Hlthcare Fac Fin Auth Rev........  7.500    07/01/06       233,082
   315    New Jersey Hlthcare Fac Fin Auth Rev
          (Prerefunded @ 07/01/02)....................  7.500    07/01/06       330,860
                                                                            -----------
                                                                                563,942
                                                                            -----------
          NEW YORK  3.1%
 1,240    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev (AMBAC Insd)........................  6.750    06/15/06     1,279,804
 1,000    New York City Tran Auth Metro Transn Auth
          Triborough Ser A (AMBAC Insd)...............  5.250    01/01/29       898,480
                                                                            -----------
                                                                              2,178,284
                                                                            -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          OHIO  0.2%
$  500    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj.................................  8.250%   10/01/14   $   158,945
                                                                            -----------

          PENNSYLVANIA  1.9%
 1,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Rfdg...  7.625    05/01/20     1,062,390
   315    Crawford Cnty, PA Hosp Auth Sr Living Facs
          Rev.........................................  5.875    08/15/10       294,765
                                                                            -----------
                                                                              1,357,155
                                                                            -----------
          RHODE ISLAND  2.7%
   905    Providence, RI Pub Bldg Auth Ser B Rfdg (FSA
          Insd) (a)...................................  5.500    12/15/04       907,181
   960    Providence, RI Pub Bldg Auth Ser B Rfdg (FSA
          Insd) (a)...................................  5.500    12/15/05       963,792
                                                                            -----------
                                                                              1,870,973
                                                                            -----------
          TENNESSEE  0.7%
   500    Elizabethton, TN Hlth & Edl Fac Brd Rev.....  7.750    07/01/29       490,910
                                                                            -----------

          TEXAS  9.5%
 1,000    Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc (b)......................  7.000    12/01/11     1,079,990
 1,670    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev....................................  6.375    05/01/35     1,592,729
   412    Pecos Cnty, TX Ctfs Partn...................  6.000    01/12/08       412,039
 2,480    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (Cap Guar Insd)............  5.500    09/01/13     2,480,372
 1,000    West Side Calhoun Cnty, TX Nav Dist Sld Wst
          Disp Union Carbide Chem & Plastics..........  8.200    03/15/21     1,037,780
                                                                            -----------
                                                                              6,602,910
                                                                            -----------
          VIRGINIA  5.4%
 3,740    Richmond, VA (FSA Insd) (a).................  5.500    01/15/11     3,747,218
                                                                            -----------

          WISCONSIN  1.3%
   870    Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg................  9.500    11/15/12       911,795
                                                                            -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          GUAM  1.3%
$1,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........  5.250%   10/01/34   $   899,140
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  102.4%
  (Cost $74,509,322).....................................................    71,156,453
SHORT-TERM INVESTMENTS  3.5%
  (Cost $2,400,000)......................................................     2,400,000
                                                                            -----------

TOTAL INVESTMENTS  105.9%
  (Cost $76,909,322).....................................................    73,556,453
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.9%)............................    (4,082,739)
                                                                            -----------

NET ASSETS  100.0%.......................................................   $69,473,714
                                                                            ===========

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d) Security is a "step-up" bond where the coupon increases or steps-up at a predetermined date.

(e) Non-income producing security.

AMBAC--AMBAC Indemnity Corporation
Cap Guar--Capital Guarantee
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $76,909,322)........................  $73,556,453
Cash........................................................       57,015
Receivables:
  Interest..................................................    1,452,534
  Investments Sold..........................................      413,012
Other.......................................................        8,341
                                                              -----------
    Total Assets............................................   75,487,355
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    5,678,492
  Investment Advisory Fee...................................       36,087
  Income Distributions--Common and Preferred Shares.........       34,062
  Affiliates................................................        8,191
Accrued Expenses............................................      149,760
Trustees' Deferred Compensation and Retirement Plans........      107,049
                                                              -----------
    Total Liabilities.......................................    6,013,641
                                                              -----------
NET ASSETS..................................................  $69,473,714
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................       48,390
Paid in Surplus.............................................   52,700,019
Accumulated Distributions in Excess of Net Investment
  Income....................................................   (1,140,280)
Net Unrealized Depreciation.................................   (3,352,869)
Accumulated Net Realized Loss...............................   (3,781,546)
                                                              -----------
    Net Assets Applicable to Common Shares..................   44,473,714
                                                              -----------
NET ASSETS..................................................  $69,473,714
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($44,473,714 divided by
  4,839,000 shares outstanding).............................  $      9.19
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,232,557
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      208,308
Preferred Share Maintenance.................................       65,267
Audit.......................................................       23,436
Legal.......................................................        5,460
Trustees' Fees and Related Expenses.........................        2,981
Custody.....................................................          539
Other.......................................................       59,167
                                                              -----------
    Total Expenses..........................................      365,158
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,867,399
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain (Including reorganization and
  restructuring costs of $24)...............................  $    51,018
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (2,488,385)
  End of the Period.........................................   (3,352,869)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (864,484)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (813,466)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,053,933
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 1,867,399         $ 4,003,951
Net Realized Gain/Loss.............................        51,018              (3,482)
Net Unrealized Depreciation During the Period......      (864,484)         (6,114,362)
                                                      -----------         -----------
Change in Net Assets from Operations...............     1,053,933          (2,113,893)
                                                      -----------         -----------

Distributions from and in Excess of Net Investment
  Income:
  Common Shares....................................    (1,509,768)         (3,215,058)
  Preferred Shares.................................      (493,139)           (839,580)
                                                      -----------         -----------
Total Distributions................................    (2,002,907)         (4,054,638)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................      (948,974)         (6,168,531)
                                                      -----------         -----------
NET ASSETS:
Beginning of the Period............................    70,422,688          76,591,219
                                                      -----------         -----------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $1,140,280 and $1,004,772, respectively)......   $69,473,714         $70,422,688
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX MONTHS ENDED   ----------------------------------------
                                  APRIL 30, 2000      1999       1998       1997      1996
                                 -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................      $ 9.387        $ 10.662   $ 10.658   $ 10.474   $10.754
                                     -------        --------   --------   --------   -------
  Net Investment Income........         .386            .827       .867       .959      .882
  Net Realized and Unrealized
    Gain/Loss..................        (.168)         (1.263)      .006       .120     (.195)
                                     -------        --------   --------   --------   -------
Total from Investment
  Operations...................         .218           (.436)      .873      1.079      .687
                                     -------        --------   --------   --------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income:
    Paid to Common
      Shareholders.............         .312            .665       .684       .710      .780
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders...         .102            .174       .185       .185      .187
                                     -------        --------   --------   --------   -------
Total Distributions............         .414            .839       .869       .895      .967
                                     -------        --------   --------   --------   -------
NET ASSET VALUE, END OF THE
  PERIOD.......................      $ 9.191        $  9.387   $ 10.662   $ 10.658   $10.474
                                     =======        ========   ========   ========   =======

Market Price Per Share at End
  of the Period................      $8.1875        $ 8.8125   $11.0625   $10.9375   $11.000
Total Investment Return at
  Market Price (a).............       -3.55%*        -15.09%      7.63%      6.13%    11.02%
Total Return at Net Asset Value
  (b)..........................        1.23%*         -5.98%      6.61%      8.91%     4.83%
Net Assets at End of the Period
  (In millions)................      $  69.5        $   70.4   $   76.6   $   76.6   $  75.7
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**..............        1.64%           1.69%      1.47%      1.47%     1.51%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (c)..........................        6.16%           6.41%      6.40%      7.38%     6.55%
Portfolio Turnover.............          10%*            46%        33%        25%       39%
 * Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including
   Preferred Shares............        1.05%           1.12%       .99%       .99%     1.01%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

YEAR ENDED OCTOBER 31
----------------------------------------------------
      1995      1994      1993      1992      1991
----------------------------------------------------
     $10.500   $12.094   $11.151   $11.502   $10.832
     -------   -------   -------   -------   -------
        .877      .958     1.090     1.090     1.153
        .406    (1.480)     .917     (.348)     .647
     -------   -------   -------   -------   -------
       1.283     (.522)    2.007      .742     1.800
     -------   -------   -------   -------   -------
        .825      .930      .930      .925      .886
        .204      .142      .134      .168      .244
     -------   -------   -------   -------   -------
       1.029     1.072     1.064     1.093     1.130
     -------   -------   -------   -------   -------
     $10.754   $10.500   $12.094   $11.151   $11.502
     =======   =======   =======   =======   =======

     $10.625   $11.125   $13.875   $11.750   $12.250
       2.88%   -13.59%    26.46%     3.10%    25.65%
      10.59%    -5.77%    17.40%     5.04%    14.87%
     $  77.0   $  75.8   $  83.5   $  79.0   $  80.7
       1.52%     1.47%     1.35%     1.52%     1.53%
       6.31%     7.20%     8.14%     8.01%     8.12%
         50%       30%        7%       21%       52%
       1.02%     1.01%      .94%     1.05%     1.05%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward of $3,740,562 which will expire between October 31, 2002 and October 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At April 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $76,909,322; the aggregate gross unrealized appreciation is $2,148,965 and the aggregate gross unrealized depreciation is $5,501,834, resulting in net unrealized depreciation on long- and short-term investments of $3,352,869.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the daily average net assets of the Trust.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

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

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $8,100 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,338,368 and $8,759,144, respectively.

4. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on April 30, 2000 was 4.150%. During the six months ended April 30, 2000, the rates ranged from 3.550% to 4.150%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INVESTMENT GRADE
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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